UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  Thursday, December 15, 2005

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

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Item 8.01	OTHER EVENTS

Private Placement

 On December 15, 2005, the Board of Directors of Cecil Bancorp, Inc. announced the completion of a private placement of 129,467 shares of newly issued common stock, par value $0.01 per share, at a price per share of $14.40, for gross proceeds of $1,864,324.80. All purchasers were directors or executive officers of Cecil Bancorp and Cecil Federal Bank or other accredited investors as defined in Regulation D issued under the Securities Act of 1933 (the “1933 Act”). The stock issued in the private placement comprises 7.32% of outstanding shares after issuance. Costs are expected to total less than 1.5% of the proceeds.

 Proceeds will be used primarily for injection of capital into Cecil Federal Bank, where they may be used to support growth in banking operations, but also may be used for other corporate purposes.

 The Board established the terms of the private placement based upon an analysis of the Bank’s capital needs; the expected positive effects of the placement on shareholders; the volume and frequency of trades in Cecil Bancorp stock; and the lower probability of success, higher costs (including legal, accounting, and financial advisory or underwriters’ costs), and greater time requirements of alternative means of raising capital, among other factors. The Company rejected alternative means of raising common equity, such as an underwritten public offering or rights offering or a more broadly available private placement, due to concerns regarding feasibility, costs, timing, and overall net benefits to the Company and its shareholders.

Stock and Cash Dividends

 Cecil Bancorp, Inc. also announced the declaration of a 1% stock dividend, payable in newly issued shares of its common stock on January 12, 2006, to shareholders of record on December 26, 2005, and a regular cash dividend of $0.05 per share payable December 30, 2005 to shareholders of record on December 19, 2005.

 Forward-Looking Statements

 This Form 8-K includes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and expectations; estimates of risks and of future costs and benefits; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the actual future results may differ materially from those indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ Mary B Halsey

Name:	Mary B Halsey
Title:	President and CEO
Date:	Thursday, December 15, 2005